Exhibit 10(ss)

Certain portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. Information that has been omitted has been noted in this document with a placeholder identified by the term “{redacted}”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO. P00018	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE		ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
SIGA TECHNOLOGIES, INC. 1385150
SIGA TECHNOLOGIES, INC. 35 E 6			9B. DATED (SEE ITEM 11)
35 E 62ND ST
NEW YORK NY 100658014		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100001C

CODE 1385150	FACILITY CODE		10B. DATED (SEE ITEM 13) 05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X				C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) - Bilateral Modification by Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:				Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
Modification 18 accomplishes the following administrative actions:
1.) Revises Subsection B.4.1 outlining reconciliation of contract budget and status of CLINs
2.) Revises Subsection B.6.1.5.2. increasing Contracting Officer’s Authorization threshold from $100,000 to $250,000
3.) Revises Subsection G.1 changing the Contracting Officer to George J. Keane, Jr.
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, Chief Scientific Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) GEORGE J. KEANE
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 19 November 2019	16B. UNITED STATES OF AMERICA /s/ George J. Keane (Signature of Contracting Officer)			16C. DATE SIGNED 20 November 2019

Previous edition unusable	STANDARD FORM 30 (REV 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100001C/P00018			PAGE OF
				2	4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

4.) Revises Subsection G.2 changing the Contracting Officer’s Representative to David Simon, Ph.D.
See supplemental pages for additional information. All other terms and conditions of contract HHSO100201100001C remain unchanged.
Period of Performance: 06/28/2016 to 09/24/2020

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Beginning with the effective date of this modification, the U.S. Government and Contractor mutually agree as follows:

1)	Revise SUBSECTION B.4.1 – Formerly titled “Reserved” to be retitled “Financial Reconciliation between Contractor and U.S. Government” and the following language inserted into that subsection:
At the close of FY2018, expiring funds were removed from the contract via Contract Modification 0017 (MOD 17). The sum of funds expiring from the contract differed between SIGA’s records and what was presented in MOD 17 by $9,845,100.69 (see below). The major source of the discrepancy was the expiration of approximately $9,364,500 from CLIN 0007, Contract Modification 0006 (effective 19 December 2012). Per BARDA’s internal protocols, the method by which these particular funds expired prevented them from being captured in MOD 17.
Expected de-Obligation per SIGA    -$13,683,010.54
Actual de-obligation per MOD 17    -$3,837,909.85
Difference    $9,845,100.69
Other minor, discrepancies were identified; however, Contractor (“SIGA”) and U.S. Government (“BARDA”) are in agreement that the work carried out under Contract CLINs 0001, 0002, 0003, 0004, 0005, 0006, 0011, 0022, 0007, 0007.2, 0007.6, 0008, 0009, 0009.6, and 0017 are complete and all invoices associated with these CLINs have been paid by BARDA. These CLINs show a $0 (zero) balance. Further, SIGA and BARDA are in agreement that as of the start of FY 2019-2020, the funds remaining on the contract (i.e. funds for which SIGA has not yet invoiced the government) total $3,776,740 (see table).

CLIN	Scope	Budget ($)	Status	Remaining Budget ($)
1, 2, 3, 4, 5, 6, 11, 22	{redacted}	462,236,945	Complete	0
7.0	{redacted}	10,566,308	Complete	0
7.2	{redacted}	1,925,485	Complete	0
7.6	{redacted}	17,983,134	Complete	0
7.12	{redacted}	4,813,377	Ongoing	2,086,201
7.14	{redacted}	2,006,218	Ongoing	854,342
8.0	{redacted}	4,143,641	Complete	0
8.11	{redacted}	2,082,082	Ongoing	823,927
9.0	{redacted}	659,877	Complete	0
9.6	{redacted}	338,391	Complete	0
17.0	{redacted}	1,690,598	Complete	0
18.0	{redacted}	12,694	Ongoing	6,190
21.0	{redacted}	12,694	Ongoing	6,080
Remaining funds as of 01 October 2019 (FY19-20)				3,776,740

2)	Revise SUBSECTION B.6.1.5.2 – Change language to the following increasing Contracting Officer’s Authorization (COA) threshold from $100,000 to $250,000:
Award of any FFP subcontract or FFP consulting agreement in excess of $250,000 or any cost reimbursement, labor hour subcontract or consulting agreement funded under a Cost Plus Fixed Fee CLIN shall not proceed without the prior written consent of the Contracting Officer via a Contracting Officer Authorization (COA) Letter upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract and consulting agreement shall be provided to the Contracting Officer.

3)	SUBSECTION G.1 CONTRACTING OFFICER
The Contracting Officer is hereby changed to:
George J. Keane, Jr.
Team Lead / Contracting Officer – CBRN, Flu, PBS
Station Support & Administrative Branch
Division of Contracts Management & Acquisition
Biomedical Advanced Research & Development Authority (BARDA)
Office of Secretary for Preparedness & Response (ASPR)
Department of Health and Human Services
Mailing Address:
{redacted}

4)	ARTICLE G.2 CONTRACTING OFFICER’S REPRESENTATIVE (COR)
The COR is hereby changed to:
David Simon, Ph.D.
Health Scientist / Antiviral Antitoxin Branch
Division of CBRN Countermeasures
Biomedical Advanced Research & Development Authority (BARDA)
Office of Secretary for Preparedness & Response (ASPR)
Department of Health and Human Services
Mailing Address:
{redacted}
END OF MODIFICATION 18 of HHSO100201100001C